UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

WE SAVE HOMES, INC.
 (Exact name of Registrant as specified in charter)

Nevada	000-52996	26-4238285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2300 East Katella Ave., Suite 300 Anaheim, CA 92806
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (714) 263-2053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On April 8, 2010, Kabani & Company, Inc. (“Kabani”) resigned as the independent registered public accounting firm of We Save Homes, Inc. (the “Company”).

Kabani’s audit report of the Company’s financial statements for the period of August 8, 2008 through December 31, 2008 included language expressing substantial doubt as to the Company’s ability to continue as a going concern. The audit report contained no other adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  For the period of August 8, 2008 through December 31, 2008, no other adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles were made, as described in Item 304(a)(1)(ii) of Regulation S-K.

As such, in connection with these audits of the period of August 8, 2008 through December 31, 2008, there were no disagreements between the Company and Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kabani’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection in their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of their audit reports, occurred during the period of August 8, 2008 through December 31, 2008.  For the period of August 8, 2008 through December 31, 2008, and any subsequent period preceding dismissal, there were no disagreements with Kabani, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company has provided Kabani with a copy of the foregoing disclosure, and requested that Kabani furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  The Company has filed, as Exhibit 16.2 to this Form 8-K/A, a copy of the letter from Kabani, dated June 1, 2010 stating their agreement with such statements, as required by Item 304(a)(3) of Regulation S-K

(b) On May 14, 2010, the Board engaged the accounting firm of Berman & Company, P.A. (“Berman”) and appointed it as the Company’s new independent registered public accounting firm, effective as ofApril 29, 2010.

During the most recent fiscal year ended December 31, 2009, prior to the engagement of Berman, the Company did not consult with Berman with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Berman have not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K). The Company did not prepare financial statements for the year ending July 31, 2007.

The engagement of the new principal auditor was recommended and approved by the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                              WE SAVE HOMES, INC.
(Company)

/s/Robert Schaefers
   By: Robert Schaefers
   Its: President
   Date: June 11, 2010